Exhibit 10.5

Stacy Giunta
214 w 96th Street Suite 4D
New York,NY 10025-6362

July 17, 2007

Theater Xtreme Entertainment Group, Inc.
250 Corporate Boulevard, Suites E&F
Newark, DE 19702
Attention: Scott R. Oglum, President

Re:    Purchase of $25,000 Promissory Note and Warrants

Dear Mr. Oglum:

In connection with the sale by Theater Xtreme Entertainment Group, Inc. (the "Company") to the undersigned today of a Promissory Note in the face amount of $25,000 and a Warrant to purchase up to 12,500 shares of the common stock, par value $0.001 per share of the Company, the undersigned hereby represents and warrants to the Company as follows:

(a)   Advice. The undersigned has either consulted with the undersigned's own investment adviser, attorney and/or accountant about the proposed investment and its suitability for the undersigned or chosen not to do so, despite the recommendation of that course of action by the Company. The undersigned understands the risks of, and other considerations relating to, a purchase of such Promissory Note and the Warrant (collectively, the "Securities"). The undersigned acknowledges that the undersigned has been given access to, and prior to the execution of this letter the undersigned was provided with an opportunity to ask questions of and receive answers from, the Company concerning the terms and conditions of the offering of the Securities, and to obtain any other information which the undersigned and the undersigned's professional advisors requested with respect to the Company and the undersigned's proposed investment in the Company in order to evaluate the investment and verify the accuracy of all information furnished to the undersigned regarding the Company. All such questions, if asked, were answered satisfactorily and all information or documents provided were found to be satisfactory.

(b)   Investment Representation and Warranty. The undersigned is acquiring the Securities for his, her or its own account as principal not with a view to or for sale in connection with any distribution of all or any part of such Securities. The undersigned hereby agrees that the undersigned will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of such Securities (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Securities) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions, and any applicable state or other securities laws.

(c)   Representation of Investment Experience and Ability to Bear Risk. The undersigned (1) is knowledgeable and experienced with respect to the fnancial, tax and business aspects of the ownership of investments such as the Securities and of the business contemplated by the Company and is capable of evaluating the risks and merits of purchasing Securities and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements of the Company other than as set forth in the documentation executed by the Company in connection with the purchase of the Securities, and (ii) can bear the economic risk of an investment in the Company and can afford to suffer the complete loss thereof.

(d)   Accredited Investor. The undersigned is an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act by reason of clause 5 thereof.

(e)   Suitability. The undersigned has evaluated the risks involved in investing in the Securities and has determined that the Securities are a suitable investment for the undersigned. Specifcally, the aggregate amount of the investments the undersigned has in, and the undersigned's commitments to, all similar investments that are illiquid is reasonable in relation to the undersigned's net worth, both before and after the purchase of the Securities.

(f)   Transfers and Transferability. The undersigned understands and acknowledges that the Securities have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and such applicable state securities laws or unless an exemption from such registration is available. The undersigned also understands that the Company does not have any obligation or intention to register the Securities for sale under the Securities Act or any state securities laws or of supplying the information which may be necessary to enable the undersigned to sell the Securities and that the undersigned has no right to require the registration of the Securities under the Securities Act, any state securities laws or other applicable securities regulations.

The undersigned represents and warrants further that the undersigned has no contract, understanding, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (in whole or in part) and that the undersigned has no present plans to enter into any such contract, undertaking, agreement or arrangement.

The undersigned understands that there is no public market for the Securities and that any disposition of the Securities may result in unfavorable tax consequences to the undersigned.

The undersigned is aware and acknowledges that, because of the substantial restrictions on the transferability of the Securities, it may not be possible for the undersigned to liquidate the undersigned's investment in the Company readily, even in the case of an emergency.

(g)   Address. If the undersigned is an individual, the undersigned maintains a domicile at the address shown on the signature page of this letter and the undersigned is not merely a transient or temporarily resident there. If the undersigned is an entity, the undersigned maintains its principal place of business at the address shown on the signature page of this letter.

(h)   Power, Authority; Valid Agreement. The undersigned has (i) all requisite power and authority to execute, deliver and perform the obligations of the undersigned under this letter and the obligation to purchase the Securities and to subscribe for and purchase or otherwise acquire the Securities, (ii) the undersigned's execution of this letter has been authorized by all necessary corporate or other action on the undersigned's behalf and (iii) this letter is valid, binding and enforceable against the undersigned in accordance with its terms.

(1)   No Conflict; No Violation. The execution and delivery of this letter by the undersigned and the performance of the undersigned's duties and obligations hereunder (i) do not and will not result in a breach of any of the terms, conditions or provisions of or constitute a default under (A) any charter, by-laws, trust agreement, partnership agreement or other governing instrument applicable to the undersigned or (B)(1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding or (2) any license, permit, franchise or certifcate, in either case to which the undersigned is a party or by which the undersigned or any of them is bound or to which the undersigned's or any of their properties is subject, (ii) do not require any authorization or approval under or pursuant to any of the foregoing and (iii) do not violate any statute, regulation, law, order, writ, injunction or decree to which the undersigned is subject.

Sincerely,

/s/ Stacy Giunta

Stacy Giunta
214 w 96th Street Suite 4 D
New York, NY 10025-6362